UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2023

ARDELYX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 FIFTH AVE., SUITE 210, WALTHAM, MASSACHUSETTS 02451
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ARDX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2023, Ardelyx, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Charter Amendment”) of its Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 300,000,000 to 500,000,000 shares. The Charter Amendment was approved by the Company’s stockholders at its Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2023, as described below under Item 5.07.

A copy of the Charter Amendment is attached to this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Ardelyx, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) online. Only stockholders of record at the close of business on April 18, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 214,462,429 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 156,222,191 shares of the Company’s common stock were voted in person or by proxy for the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2023.

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors (the “Board”) to hold office until the 2026 Annual Meeting of Stockholders or until their successors are elected.

Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Robert Bazemore	89,887,627	17,919,063	48,415,501
Muna Bhanji, R.Ph	89,774,352	18,062,338	48,415,501
Richard Rodgers	87,334,118	20,472,572	48,415,501

Proposal No. 2 - Approval of the Amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 500,000,000

The Company’s stockholders approved the proposal to amend the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 500,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,358,621	38,616,363	247,207	48,415,501

Proposal No. 3 - Approval, on a non-binding, advisory basis, of the Say-On-Pay proposal

The Company’s stockholders approved, on a non-binding, advisory basis, the Say-On-Pay proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,624,106	14,569,831	1,612,753	48,415,501

Proposal No. 4 - Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,059,458	3,247,809	914,924	—

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Ardelyx, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023	ARDELYX, INC.

	By:	/s/ Elizabeth Grammer
Elizabeth Grammer
Chief Legal and Administrative Officer